Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal First Quarter Revenue of $317.0 Million

AUSTIN, Texas – Aug. 3, 2023 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the first quarter fiscal year 2024, which ended June 24, 2023, as well as the company’s current business outlook.
“Cirrus Logic reported revenue for the June quarter towards the top end of guidance as we benefited from higher-than-expected unit volumes,” said John Forsyth, Cirrus Logic president and chief executive officer. “During the quarter, we taped out our next-generation boosted amplifier, completed product validation on our first 22-nanometer smart codec, and began ramping production of our latest camera controller. We also made progress on product and end-market diversification as we gained momentum in laptops and began selectively refreshing certain core product lines that are expected to drive expansion outside of smartphones.”

Reported Financial Results – First Quarter FY24
•Revenue of $317.0 million;
•GAAP and non-GAAP gross margin of 50.3 percent and 50.4 percent;
•GAAP operating expenses of $141.6 million and non-GAAP operating expenses of $113.8 million; and
•GAAP earnings per share of $0.28 and non-GAAP earnings per share of $0.67.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Second Quarter FY24
•Revenue is expected to range between $430 million and $490 million;
•GAAP gross margin is forecasted to be between 49 percent and 51 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $141 million and $147 million, including approximately $22 million in stock-based compensation expense, $2 million in amortization of acquired intangibles, and $3 million in acquisition-related costs and restructuring charges associated with our recently announced workforce reduction.

Cirrus Logic will host a live Q&A session at 6 p.m. EDT today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion or by calling (647) 362-9199, or toll-free at (800) 770-2030 (Access Code: 95424).

Cirrus Logic to Present at Upcoming Conference
Cirrus Logic Chief Financial Officer Venk Nathamuni and Vice President of Mixed-Signal Products Carl Alberty will present at the KeyBanc Technology Leadership Forum in Vail, Colorado on August 7, 2023 at 2:30 p.m. MDT. A live webcast and replay of the presentation will be available on the company's investor relations website.

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, diluted share count, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our ability to make progress with product and end-market diversification and refresh certain core product lines that are expected to drive expansion outside of smartphones; and our estimates for the second quarter fiscal year 2024 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock compensation expense, amortization of acquired intangibles and acquisition-related costs and restructuring charges associated with our recently announced workforce reduction. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: our ability to develop and ramp new products in a timely manner, including our next-generation boosted amplifier, our first 22-nm smart codec, and latest camera controller; our ability to commercialize new research and development efforts into new markets outside of smartphones; and the level and timing of orders and shipments during the second quarter of fiscal year 2024, customer cancellations of orders, or the failure to place orders consistent with forecasts, along with the risk factors listed in our Form 10-K for the year ended March 25, 2023 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended
	Jun. 24,	Mar. 25,	Jun. 25,
	2023	2023	2022
	Q1'24	Q4'23	Q1'23
Audio	$195,806	$232,402	$254,496
High-Performance Mixed-Signal	121,210	140,420	139,143
Net sales	317,016	372,822	393,639
Cost of sales	157,629	186,468	191,005
Gross profit	159,387	186,354	202,634
Gross margin	50.3%	50.0%	51.5%

Research and development	106,215	115,162	109,716
Selling, general and administrative	35,379	37,642	38,642
Lease impairments and restructuring	—	10,632	—
Intangibles impairment	—	85,760	—
Total operating expenses	141,594	249,196	148,358

Income (loss) from operations	17,793	(62,842)	54,276

Interest income (expense)	4,600	4,720	305
Other income (expense)	377	(464)	506
Income (loss) before income taxes	22,770	(58,586)	55,087
Provision for income taxes	7,170	(4,917)	15,380
Net income (loss)	$15,600	$(53,669)	$39,707

Basic earnings (loss) per share	$0.28	$(0.97)	$0.71
Diluted earnings (loss) per share:	$0.28	$(0.97)	$0.69

Weighted average number of shares:
Basic	54,862	55,219	56,277
Diluted	56,631	55,219	57,804

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended
	Jun. 24,	Mar. 25,	Jun. 25,
	2023	2023	2022
Net Income (Loss) Reconciliation	Q1'24	Q4'23	Q1'23
GAAP Net Income (Loss)	$15,600	$(53,669)	$39,707
Amortization of acquisition intangibles	2,170	7,657	7,835
Stock-based compensation expense	22,715	22,533	18,138
Lease impairments and restructuring	—	10,632	—
Intangibles impairment	—	85,760	—
Acquisition-related costs	3,166	3,166	3,164
Adjustment to income taxes	(5,628)	(23,461)	(4,300)
Non-GAAP Net Income	$38,023	$52,618	$64,544

Earnings (Loss) Per Share Reconciliation
GAAP Diluted earnings (loss) per share	$0.28	$(0.97)	$0.69
Effect of Amortization of acquisition intangibles	0.04	0.14	0.14
Effect of Stock-based compensation expense	0.40	0.40	0.31
Effect of Lease impairments and restructuring	—	0.19	—
Effect of Intangibles impairment	—	1.51	—
Effect of Acquisition-related costs	0.05	0.06	0.05
Effect of Adjustment to income taxes	(0.10)	(0.41)	(0.07)
Non-GAAP Diluted earnings per share	$0.67	$0.92	$1.12

Diluted Shares Reconciliation
GAAP Diluted shares	56,631	55,219	57,804
Effect of weighted dilutive shares	—	1,821	—
Non-GAAP Diluted shares	56,631	57,040	57,804

Operating Income (Loss) Reconciliation
GAAP Operating Income (Loss)	$17,793	$(62,842)	$54,276
GAAP Operating Profit (Loss)	5.6%	(16.9)%	13.8%
Amortization of acquisition intangibles	2,170	7,657	7,835
Stock-based compensation expense - COGS	285	372	277
Stock-based compensation expense - R&D	15,952	15,782	12,592
Stock-based compensation expense - SG&A	6,478	6,379	5,269
Lease impairments and restructuring	—	10,632	—
Intangibles impairment	—	85,760	—
Acquisition-related costs	3,166	3,166	3,164
Non-GAAP Operating Income	$45,844	$66,906	$83,413
Non-GAAP Operating Profit	14.5%	17.9%	21.2%

Operating Expense Reconciliation
GAAP Operating Expenses	$141,594	$249,196	$148,358
Amortization of acquisition intangibles	(2,170)	(7,657)	(7,835)
Stock-based compensation expense - R&D	(15,952)	(15,782)	(12,592)
Stock-based compensation expense - SG&A	(6,478)	(6,379)	(5,269)
Lease impairments and restructuring	—	(10,632)	—
Intangibles impairment	—	(85,760)	—
Acquisition-related costs	(3,166)	(3,166)	(3,164)
Non-GAAP Operating Expenses	$113,828	$119,820	$119,498

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$159,387	$186,354	$202,634
GAAP Gross Margin	50.3%	50.0%	51.5%
Stock-based compensation expense - COGS	285	372	277
Non-GAAP Gross Profit	$159,672	$186,726	$202,911
Non-GAAP Gross Margin	50.4%	50.1%	51.5%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

	Three Months Ended
	Jun. 24,	Mar. 25,	Jun. 25,
	2023	2023	2022
Effective Tax Rate Reconciliation	Q1'24	Q4'23	Q1'23
GAAP Tax Expense (Benefit)	$7,170	$(4,917)	$15,380
GAAP Effective Tax Rate	31.5%	8.4%	27.9%
Adjustments to income taxes	5,628	23,461	4,300
Non-GAAP Tax Expense	$12,798	$18,544	$19,680
Non-GAAP Effective Tax Rate	25.2%	26.1%	23.4%

Tax Impact to EPS Reconciliation
GAAP Tax Expense (Benefit)	$0.13	$(0.09)	$0.27
Adjustments to income taxes	0.10	0.41	0.07
Non-GAAP Tax Expense	$0.23	$0.32	$0.34

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Jun. 24,	Mar. 25,	Jun. 25,
	2023	2023	2022
ASSETS
Current assets
Cash and cash equivalents	$352,346	$445,784	$379,335
Marketable securities	35,765	34,978	18,397
Accounts receivable, net	186,033	150,473	206,272
Inventories	300,956	233,450	174,370
Prepaid wafers	84,739	60,638	—
Other current assets	88,829	92,533	82,634
Total current Assets	1,048,668	1,017,856	861,008

Long-term marketable securities	38,029	36,509	55,965
Right-of-use lease assets	125,538	128,145	168,680
Property and equipment, net	167,238	162,972	157,165
Intangibles, net	36,447	38,876	149,984
Goodwill	435,936	435,936	435,936
Deferred tax asset	44,991	35,580	16,928
Long-term prepaid wafers	110,262	134,363	195,000
Other assets	49,483	73,729	65,236
Total assets	$2,056,592	$2,063,966	$2,105,902

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$75,941	$81,462	$121,451
Accrued salaries and benefits	36,465	50,606	41,026
Lease liability	19,903	18,442	13,988
Acquisition-related liabilities	24,527	21,361	30,964
Other accrued liabilities	46,018	44,469	45,167
Total current liabilities	202,854	216,340	252,596

Non-current lease liability	125,071	122,631	159,344
Non-current income taxes	59,587	59,013	73,735
Long-term acquisition-related liabilities	—	—	11,856
Other long-term liabilities	12,286	7,700	9,184
Total long-term liabilities	196,944	189,344	254,119

Stockholders' equity:
Capital stock	1,693,420	1,670,141	1,596,684
Accumulated earnings (deficit)	(33,621)	(9,320)	5,894
Accumulated other comprehensive loss	(3,005)	(2,539)	(3,391)
Total stockholders' equity	1,656,794	1,658,282	1,599,187
Total liabilities and stockholders' equity	$2,056,592	$2,063,966	$2,105,902

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Jun. 24,	Jun. 25,
	2023	2022
	Q1'24	Q1'23
Cash flows from operating activities:
Net income	$15,600	$39,707
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	11,941	16,515
Stock-based compensation expense	22,715	18,138
Deferred income taxes	(9,411)	(5,860)
Loss on retirement or write-off of long-lived assets	6	292
Other non-cash charges	1,334	99
Net change in operating assets and liabilities:
Accounts receivable, net	(35,560)	33,992
Inventories	(67,506)	(35,934)
Other assets	8,101	549
Accounts payable and other accrued liabilities	(10,278)	(20,327)
Income taxes payable	20,079	24,030
Acquisition-related liabilities	3,166	3,164
Net cash provided by (used in) operating activities	(39,813)	74,365
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	11,048	4,694
Purchases of available-for-sale marketable securities	(13,372)	(5,186)
Purchases of property, equipment and software	(12,310)	(6,776)
Investments in technology	—	(448)
Net cash used in investing activities	(14,634)	(7,716)
Cash flows from financing activities:
Issuance of common stock, net of shares withheld for taxes	560	120
Repurchase of stock to satisfy employee tax withholding obligations	(1,047)	(866)
Repurchase and retirement of common stock	(38,504)	(56,382)
Net cash used in financing activities	(38,991)	(57,128)
Net increase (decrease) in cash and cash equivalents	(93,438)	9,521
Cash and cash equivalents at beginning of period	445,784	369,814
Cash and cash equivalents at end of period	$352,346	$379,335

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Jun. 24,	Jun. 24,	Mar. 25,	Dec. 24,	Sep. 24,
	2023	2023	2023	2022	2022
	Q1'24	Q1'24	Q4'23	Q3'23	Q2'23

Net cash provided by (used in) operating activities (GAAP)	$225,390	$(39,813)	$48,266	$180,948	$35,989
Capital expenditures	(41,800)	(12,310)	(11,635)	(7,608)	(10,247)
Free Cash Flow (Non-GAAP)	$183,590	$(52,123)	$36,631	$173,340	$25,742

Cash Flow from Operations as a Percentage of Revenue (GAAP)	12%	(13)%	13%	31%	7%
Capital Expenditures as a Percentage of Revenue (GAAP)	2%	4%	3%	1%	2%
Free Cash Flow Margin (Non-GAAP)	10%	(16)%	10%	29%	5%